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           SECURITIES AND EXCHANGE COMMISSION

                 Washington, D.C. 20549
                 ----------------------
                       FORM 8-K
                    CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934

              Date of Report (Date of earliest
              Event reported):  October 27, 1998
                                ----------------

              Fruehauf Trailer Corporation
          ----------------------------------
  (Exact name ofregistrant as specified in its charter)


 Delaware                 1-10772               38-2863240
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(State or other         (Commission           (I.R.S. Employer
jurisdiction of         File Number)          Identification No.)
incorporation)

   1111 Bayside Drive, Suite 160, Corona Del Mar, CA 92625
   -------------------------------------------------------
 (Address of principal executive offices)       (Zip code)

Registrant's telephone number, including area code: (714)644-9665
                                                  ---------------


                 Exhibit index appears on page 4

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Item 5.  Other Events.
----------------------

    Fruehauf Trailer Corporation, a Delaware corporation (the "Corporation"), and certain of its subsidiaries filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case Number 96-1563 (PJW), on October 7, 1996.

    Included herein as Exhibit 99.6 is the Amended Disclosure Statement, dated July 28, 1998 , which has been prepared by Fruehauf Trailer Coporation, Maryland Shipbuilding & Drydock Company, F.G.R., Inc., Jacksonville Shipyards, Inc., Fruehauf International Limited, Fruehauf Corporation, the Mercer Co., Deutsche-Fruehauf Holding Corporation, MJ Holdings, Inc. and E.L. Devices, Inc. (collectively, the "Debtors," or, together with their non-debtor affiliates, the "Company") and describes the terms and provisions of the Debtors' Amended Joint Plan of Reorganization dated July 28, 1998 (the "Plan"), included herein as Exhibit 99.7. Any term used in this Disclosure Statement that is not defined herein has the meaning ascribed to that term in the Plan.

    On October 8, 1998, a hearing was held before the United States Bankruptcy Court for the District of Delaware, the Honorable Peter J. Walsh, to consider amendments to: (i) the above-listed Debtors' Amended Joint Plan of Reorganization, dated July 28, 1998 (the "Plan"); (ii) the Order and Judgment Confirming the Plan under Chapter 11, dated and entered September 17, 1998 (Docket No. 1524) (the "Confirmation Order"), attached hereto as Exhibit 99.2; (iii) the Amended First Modifications to the Debtors' Plan dated and entered September 17, 1998 (the "Plan Modifications"), attached hereto as Exhibit
99.4 and (iv) the Order on Allowance of Claims dated September 16, 1998 (the "Eleventh Omnibus Order").

    On October 20, 1998, the Bankruptcy Court entered the Order Amending (A) the Debtors' Amended Joint Plan of Reorganization,
(B) the Order and judgement confirming the Debtors' Plan and (C) the Eleventh Omnibus Order ("The Amending Order"), attached hereto as Exhibit 99.3. Pursuant to the Amending Order, the Plan became effective on October 27, 1998.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         ( c ) Exhibits.

               99.1  Notice of Entry of Order and Judgement
Confirming the Debtors' Amended Joint Plan of
Reorganization dated July 28, 1998 under Chapter 11 of the
United States  Bankruptcy Code and granting related relief.

               99.2  Order and Judgement Confirming the Debtors'
Amended Joint Plan of Reorganization dated July 28, 1998 under Chapter 11 of the United States Bankruptcy Code and granting related relief.

               99.3  Order Amending (A) the Debtors' Amended
Joint Plan of Reorganization, (B) the order and jusgement confirming the Debtors' Plan and (C) the eleventh omnibus order.

               99.4  First Modification to Debtors' Amended
Joint Plan of  Reorganization dated July 28, 1998.

               99.5  Findings of Fact and Conclusions of law
regarding order and judgement confirming the Debtors'
Amended Joint Plan of Reorganization dated July 28, 1998.

               99.6  Amended Disclosure Statement pursuant to
Section 1125 of the Bankruptcy Code with respect to the Debtors'
Amended Joint Plan of Reorganization dated July 28, 1998.

               99.7  Debtors' Amended Joint Plan of
Reorganization dated July 28, 1998.

               99.8  Liquidating Trust Agreement dated as of
July 28, 1998.


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                      SIGNATURE
                      ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FRUEHAUF TRAILER CORPORATION

Date:  October 27, 1998           By: /s/ James Wong
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                                     James Wong
                                     Chief Financial Officer
                                     (Duly Authorized Officer)
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